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                                                                   EXHIBIT 10.15



                      WAIVER, CONSENT AND FOURTH AMENDMENT


         THIS WAIVER, CONSENT AND FOURTH AMENDMENT (the "Agreement") dated as of April 19, 2002, is to that Credit Agreement dated as of August 29, 1998, as amended by a First Amendment to Credit Agreement dated as of December 18, 1998, as amended by a Second Amendment to Credit Agreement dated as of July 10, 2000 and as further amended by a Waiver and Third Amendment to Credit Agreement dated as of May 15, 2001 (as may be subsequently amended and modified from time to time, the "Credit Agreement"; terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among TUFCO, L.P., a Delaware limited partnership (the "Borrower"), TUFCO TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), the other guarantors defined therein, the several banks and other financial institutions identified therein (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, as agent for the Lenders thereunder (in such capacity, the "Agent").


                                   WITNESSETH:

         WHEREAS, the Lenders have established a secured credit facility for the benefit of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS, (i) the Borrower has advised the Agent that it intends to sell a Jagenberg paper sheeter and other minor assets, with a net book value of approximately $498,000, for approximately $581,000 in total cash consideration ("Equipment Sale") and (ii) the Borrower has suggested to the Agent that the definition of "Capital Expenditures" is subject to interpretation and that an amendment thereto is necessary to clarify the meaning thereof;

         WHEREAS, (i) the Equipment Sale is prohibited under Section 11.8 of the Credit Agreement and the Borrower has requested that the Required Lenders consent to the Equipment Sale and grant a limited one-time waiver of the Borrower's obligations under Section 11.8 of the Credit Agreement and (ii) the Borrower and the Required Lenders have determined that it is advisable to amend the definition of "Capital Expenditures" in the Credit Agreement to clarify the interpretation thereof in the manner set forth herein and have concluded that no previous violations have occurred as result of interpretation;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          A. Waiver and Consent. The Lenders hereby consent to the Equipment Sale and grant a limited one-time waiver of the Borrower's obligations under
Section 11.8 of the Credit Agreement and waive any Default or Event of Default that would otherwise result from the Equipment Sale so long as the Borrower immediately applies 100% of the Net Proceeds from the Equipment Sale to prepay the Term Loan in accordance with the provisions of Section 6.4(a)(i) of the Credit Agreement.

         B. Amendment. The definition of "Capital Expenditures" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Capital Expenditures" means, for any period, all expenditures (calculated on a gross basis, without reduction for proceeds from asset dispositions or any other amount) of Parent and the Subsidiaries which are classified as capital expenditures in accordance with GAAP including all such expenditures associated with Capital Lease Obligations but excluding capital





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         expenditures made in connection with the expansion of the Borrower's
         Green Bay, Wisconsin production facility in an aggregate amount not to exceed $3,000,000.

         C. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

         D. This Agreement shall become effective upon the receipt by the Agent of counterparts of this Agreement, executed by a duly authorized officer of each party hereto.

         E. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation, the reasonable fees and expenses of Agent's legal counsel.

         F. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         G. This Agreement and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date and year first above written.


BORROWER:                           TUFCO, L.P.,

                                    By:  Tufco Tech, Inc.
                                         its Managing General Partner

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

PARENT:                             TUFCO TECHNOLOGIES, INC.,


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

OTHER
GUARANTORS:                         TECHNOLOGIES I, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    TUFCO, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    TFCO, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    FOREMOST MANUFACTURING COMPANY INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


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                                    TUFCO TECH, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



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AGENTS AND LENDERS:                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    formerly known as FIRST UNION NATIONAL BANK, as Administrative Agent and as a Lender


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



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                                    JP MORGAN CHASE BANK


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



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